WELLS FARGO VARIABLE TRUST

Wells Fargo Money Market Fund

Supplement dated August 1, 2004,
to the combined and stand-alone Prospectuses dated May 1, 2004

This supplement contains important information about matters recently approved by the Board of Trustees (the "Board") of Wells Fargo Variable Trust (the "Trust") affecting the Money Market Fund (the "Fund"). At its May 18-19, 2004, regular meeting, the Board unanimously approved a change to the Fund's non-fundamental investment policies and a slight change in wording to the Fund's investment objective. These changes, which do not require shareholder approval, are effective immediately.

Accordingly, the Fund's Prospectuses are supplemented as follows:

1. The investment objective for the Fund is replaced with the following:

The Money Market Fund seeks current income, while preserving capital and liquidity.

This change affects both the "Variable Trust Funds Overview" section in the combined Prospectus and the "Variable Trust Money Market Fund Overview" section in the stand-alone Prospectus, as well as the Fund's individual description in both Prospectuses.

2. The "Permitted Investments" sub-section in the Fund's individual description is replaced with the following:

Under normal circumstances, we invest:

- 100% of total assets in high-quality, short-term money market instruments.

The Fund may invest without limitation in high-quality, short-term obligations of foreign issuers.